NUMBER                                                                    SHARES
UV                                                                  COMMON STOCK
COMMON STOCK                                               CUSIP NO. 913138 20 2


                                     [LOGO]

                           UNITED VANGUARD HOMES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         THIS CERTIFIES THAT                                is the owner of

                  fully paid and non-assessable shares, of the $.01 par value each of the Common Stock of UNITED VANGUARD HOMES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/S/THERESA A. GOVIER                         /S/LARRY L. LAIRD
-----------------------------------          -----------------------------------
SECRETARY                                             PRESIDENT

                                             COUNTERSIGNED AND REGISTERED:
                                             CONTINENTAL STOCK TRANSFER & TRUST
                                             COMPANY (Jersey City, NJ)
                                             TRANSFER AGENT AND REGISTRAR,

                                             BY
                                               ---------------------------------
                                                              AUTHORIZED OFFICER

                           UNITED VANGUARD HOMES, INC.

         The Corporation will furnish to any stockholder, upon request and without charge, (i) a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued,
(ii) the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed, and (iii) the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian ____
                                                       (Cust)           (Minor)
                                                 under Uniform Gifts to Minors
                                                 Act__________________________
                                                          (State)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common



         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------
of  capital  stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ----------------------------


                           -----------------------------------------------------
                           NOTICE: The signatures to this assignment and correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement of any change whatever.

Signature(s) Guarantee:



-------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


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